UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	000-54288	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 6201 3198
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2013, we consummated the purchase of a twelve-story office building located at Megan Avenue 1, No. 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia at an aggregate purchase price of RM 12,300,000 on an “AS IS WHERE IS” basis. The purchase price was financed through a combination of three loans in the aggregate principal amount of RM 9,840,000 from RHB Bank Berhad, a financial institution in Malaysia, with the balance paid in cash. The terms and conditions of the loans from RHB Bank Berhad are more fully described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2013.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2013, Ee Ring Yap informed Prime Global Capital Group Incorporated (the "Company") that she intended to depart from Leong & Co. to establish her own law firm. Accordingly she resigned her from her position as a director of the Company and her positions on the Company’s Audit, Compensation and Nominating/Governance Committees, effective 1st November 2013. Effective November 1, 2013, the Board of Directors of the Company (the "Board") appointed Poh Chai Ham to serve as a director on the Company’s Board of Directors and on each of the Company’s Audit, Compensation and Nominating/Governance Committees.

Poh Chai Ham, 33, is a partner at Leong & Co., and specializes in contract and banking law.  Poh Chai Ham joined Leong & Co. since December 2011. Prior to that time, Poh Chai Ham was in full time study for his law degree. Poh Chai Ham received his L.L.B. law degree (with honors) from Multimedia University, Ayer Keroh Melaka in 2011.  Upon graduation, Poh Chai Ham chambered with Leong & Co. Upon completion of his pupilage, Poh Chai Ham was admitted as an Advocate & Solicitor of the High Court of Malaya in 2013. Thereafter he became a partner in Leong & Co. Poh Chai Ham brings to the Board of Directors legal insight and expertise in contract and banking law.

In connection with Poh Chai Ham’s appointment to our Board of Directors, Poh Chai Ham executed a Director Retainer Agreement, which provides for a monthly compensation of RM 3,000 for his services, in addition to normal and customary indemnification, nondisclosure and confidentiality obligations, among other things. The foregoing description of the Director Retainer Agreement is qualified in its entirety by reference to the Director Retainer Agreement filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Retainer Agreement, dated November 1, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: November 1, 2013

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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